UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2013

NATIONSTAR MORTGAGE HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35449	45-2156869
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Highland Drive

Lewisville, Texas 75067

(Address of principal executive offices)

(469) 549-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 3, 2013, Nationstar Mortgage Holdings Inc. (“Nationstar”) filed a Current Report on Form 8-K (the “Original Report”) to report the completion of the acquisition by Nationstar Mortgage LLC, an indirectly held, wholly-owned subsidiary of Nationstar of the loan origination operations and certain assets of Greenlight Financial Services (“Greenlight”). This Current Report on Form 8-K/A amends the Original Report to provide historical financial statements and pro forma financial information of Greenlight required by Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Greenlight is not required to file reports with the Securities and Exchange Commission pursuant to Section 13(a) or Section 15 (d) of the Securities Exchange Act of 1934. As a result, the financial statements included as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K/A may not include all the disclosures that issuers filing current reports are required to make.

(a) Financial Statements of Business Acquired.

The audited financial statements of Greenlight as of and for the year ended December 31, 2012 are included as Exhibit 99.1 to this Current Report on Form 8-K/A.

The unaudited financial statements of Greenlight as of and for the three months ended March 31, 2013 are included as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information.

The unaudited pro forma combined balance sheet as of March 31, 2013, the unaudited pro forma combined statement of operations for the year ended December 31, 2012 and the unaudited combined statement of operations for the three months ended March 31, 2013 are included as Exhibit 99.3 to this Current Report on Form 8-K/A.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Squar, Milner, Peterson, Miranda & Williamson, LLP

99.1	Audited financial statements of Greenlight Financial Services as of and for the year ended December 31, 2012

99.2	Unaudited financial statements of Greenlight Financial Services as of and for the three months ended March 31, 2013

99.3	Unaudited pro forma combined balance sheet as of March 31, 2013, the unaudited pro forma combined statement of operations for the year ended December 31, 2012 and the unaudited combined statement of operations for the three months ended March 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nationstar Mortgage Holdings Inc.

Date: August 9, 2013

	By:	/s/ David C. Hisey
David C. Hisey Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Squar, Milner, Peterson, Miranda & Williamson, LLP

99.1	Audited financial statements of Greenlight Financial Services as of and for the year ended December 31, 2012

99.2	Unaudited financial statements of Greenlight Financial Services as of and for the three months ended March 31, 2013

99.3	Unaudited pro forma combined balance sheet as of March 31, 2013, the unaudited pro forma combined statement of operations for the year ended December 31, 2012 and the unaudited combined statement of operations for the three months ended March 31, 2013